UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 2, 2016
(Date of earliest event reported)

GRCR Partners Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-208814	47-2487446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

1771 Post Rd East #178
Westport CT 06830
 (Address of Principal Executive Offices)

(203) 456.8088
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These statements relate to anticipated future events, future results of operations or future financial performance.  These forward-looking statements include, but are not limited to, statements related to our ability to raise sufficient capital to finance our planned operations. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report on Form 8-K sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance.  You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made.  These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Preliminary Statements:

Unless the context requires otherwise, all references to “us,” “we,” “our,” or “Company” means Fragmented Industry Exchange, Inc. We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (“JOBS Act”). This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 5.01. Change in Control of Registrant.

On November 1, 2016, Sean Conrad, our sole officer and director and the majority shareholder, agreed to surrender and return to treasury 14,495,000 shares of our common stock. Prior to the surrender of shares, Mr. Conrad owned 17,000,000 shares of common stock (or 98% of the total issued and outstanding shares). Mr. Conrad now owns 2,505,000 shares of common stock (or 85.6% of the total issued and outstanding shares). In addition, on the same date, another shareholder agreed to surrender and return to treasury 295,000 shares of common stock leaving that shareholder with 52,500 shares of common stock.

As of November 2, 2016, a total of 2,926,500 shares of common stock are issued and outstanding.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRCR Partners Inc.

Date: November 2, 2016	By:	/s/ Sean Conrad
Name: Sean Conrad
Title: President

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